UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

Editas Medicine, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001‑37687	46‑4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street Cambridge, Massachusetts	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 401‑9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐     Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐     Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 1.01.Entry into a Material Definitive Agreement

On March 3, 2017, Editas Medicine, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 to the Amended and Restated Cas9‑I License Agreement with the President and Fellows of Harvard College (“Harvard’) and the Broad Institute, Inc. (“Broad,” and such amendment, the “Amendment”). The Amendment amended the Amended and Restated Cas9‑I License Agreement, by and among the Company, Harvard and Broad, dated December 16, 2016 (the “Agreement”), to (i) grant an exclusive license from Broad to the Company with respect to certain patent rights that The Rockefeller University (“Rockefeller”) has or may have rights in and to and for which Rockefeller has, under a certain inter-institutional agreement that Broad and Rockefeller entered into in February 2017, appointed Broad as sole and exclusive agent for the purposes of licensing and (ii) provide to Rockefeller certain rights, including with respect to patent enforcement, indemnification, insurance, confidentiality, reservation of certain rights, and publicity, that are generally consistent with those granted to Broad, Harvard, the Massachusetts Institute of Technology (“MIT”) and the Howard Hughes Medical Institute under the Agreement.

In addition to the Agreement, as amended by the Amendment, the Company and Broad are parties to (i) a license agreement under which Broad, on behalf of itself, Harvard, MIT, Wageningen University, and the University of Tokyo, granted the Company an exclusive, worldwide, royalty-bearing, sublicensable license to specified patent rights related primarily to Cpf1 compositions of matter and their use for gene editing and (ii) a license agreement under which Broad, on behalf of itself, MIT, Harvard, and the University of Iowa Research Foundation, granted the Company an exclusive, worldwide, royalty-bearing sublicensable license to specified patent rights related primarily to certain Cas9 compositions of matter and their use for gene editing.  The material terms of these agreements, including payment terms, are described in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on March 3, 2017, which description is incorporated by reference herein.

A copy of the Amendment is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Amendment No.1 to Amended and Restated Cas9‑I License Agreement, by and among Editas Medicine, Inc., President and Fellows of Harvard College, and the Broad Institute, Inc., dated March 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: March 7, 2017	By:	/s/ Katrine S. Bosley
Katrine S. Bosley
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment No.1 to Amended and Restated Cas9‑I License Agreement, by and among Editas Medicine, Inc., President and Fellows of Harvard College, and the Broad Institute, Inc., dated March 3, 2017